                                 THIRD AMENDMENT
                                       TO
                   AGREEMENT FOR THE SALE AND PURCHASE OF COKE

This Third Amendment to the Agreement for the Sale and Purchase of Coke (the 'Third Amendment') is entered into this 22nd of May 1996, between Geneva Steel Company, a Utah corporation ('Buyer') and Mitsubishi International Corporation, a New York corporation ('Seller').

                                    Recitals:

A. On or about 9th November, 1993, Buyer and Seller entered into a certain Agreement for Sale and Purchase of Coke effective 12th January, 1993, as amended 28th December, 1993, and further amended June 1995 (the 'Agreement'), wherein Seller agreed to sell and Buyer agreed to purchase certain Coke.

B.  Buyer and Seller desire to further amend the Agreement as set forth herein.

                                Third Amendment:

NOW, THEREFORE, in consideration of the premises, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

1. Definitions

Except as otherwise expressly indicated herein, the capitalized terms used in this Third Amendment, including the Recitals hereto, shall have the same meanings ascribed to such terms in this Agreement.

2. Quantity

Effective from and after the date hereof, Sections 2 (ii) and 3 (iii) of the Second Amendment are hereby deleted entirely and replaced with the following language;

                  (i) The second shipment shall be effected in the second quarter (April to June) of 1997 at the Purchase Price for the Third Contract Year, and shall be a Vessel with a loaded tonnage not less than 38,000 tons; and

                  (ii) The third shipment is hereby canceled without any further liability or obligation of either party hereof with respect to such shipment, provided, however, that Seller shall remit a default penalty of US $ to the designated bank account of Buyer due no later than 28th June 1996.

3. Benefit

This Third Amendment is for the sole benefit of the parties hereto and shall not be for the benefit of or enforceable by any other person or entity.

4. Ratification

Except as specifically amended by this Third Amendment, Seller and Buyer hereby ratify and reaffirm the terms, warranties and conditions set forth in the Agreement.

IN WITNESS WHEREOF, the parties have caused this Third Amendment to be executed effective as of the date first above written.

'Buyer'

Geneva Steel Company, a Utah corporation

by:   \s\ Keith L. Hanks
- ----------------------------------------------------------------
Mr. Keith L. Hanks
Direction, Purchasing and Traffic

'Seller'

Mitsubishi International Corporation, a New York corporation

by:   \s\ Hiroshi Matsumoto
- ----------------------------------------------------------------
Mr. Hiroshi Matsumoto
Deputy General Manager, Fuel Division

                                U.S. $125,000,000


             SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT


                            Dated as of May 14, 1996

                                      Among

                              GENEVA STEEL COMPANY

                                   as Borrower

                                       and

                            THE LENDERS PARTY HERETO,

                            THE ISSUERS PARTY HERETO

                                       and

                               CITICORP USA, INC.

                                    as Agent

                                       and

                             HELLER FINANCIAL, INC.

                                   as Co-Agent

                         T A B L E  O F  C O N T E N T S


Section                                                                                                                Page
- -------                                                                                                                ----

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

    1.1.  Defined Terms.................................................................................................  2
    1.2.  Computation of Time Periods................................................................................... 31
    1.3.  Accounting Terms.............................................................................................. 31
    1.4.  Certain Terms................................................................................................. 31

                                   ARTICLE II

                 AMOUNTS AND TERMS OF THE REVOLVING CREDIT LOANS

    2.1.   The Loans.................................................................................................... 32
    2.2.   Making the Loans............................................................................................. 33
    2.3.   Fees......................................................................................................... 35
    2.4.   Reduction and Termination of the Commitments................................................................. 36
    2.5.   Repayment.................................................................................................... 36
    2.6.   Prepayments.................................................................................................. 36
    2.7.   Conversion/Continuation Option............................................................................... 38
    2.8.   Interest..................................................................................................... 39
    2.9.   Interest Rate Determination and Protection................................................................... 40
    2.10.  Increased Costs.............................................................................................. 40
    2.11.  Illegality................................................................................................... 41
    2.12.  Capital Adequacy............................................................................................. 42
    2.13.  Payments and Computations.................................................................................... 42
    2.14.  Taxes........................................................................................................ 44
    2.15.  Sharing of Payments, Etc..................................................................................... 46
    2.16.  Letter of Credit Facility.................................................................................... 46
    2.17.  Settlement of Accounts....................................................................................... 53
    2.18.  Payments to Lenders.......................................................................................... 53




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












Section                                                                                                                Page
- -------                                                                                                                ----

                                   ARTICLE III

             CONDITIONS OF LENDING AND ISSUANCE OF LETTERS OF CREDIT

    3.1.  Conditions Precedent to Initial Loans and Letters of Credit................................................... 53
    3.2.  Additional Conditions Precedent to Initial Loans and
                Initial Letters of Credit............................................................................... 56
    3.3.  Conditions Precedent to Each Loan and Letter of Credit........................................................ 58

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

    4.1.   Corporate Existence; Compliance with Law..................................................................... 59
    4.2.   Corporate Power; Authorization; Enforceable Obligations...................................................... 59
    4.3.   Taxes........................................................................................................ 60
    4.4.   Full Disclosure.............................................................................................. 61
    4.5.   Financial Matters............................................................................................ 61
    4.6.   Litigation................................................................................................... 62
    4.7.   Margin Regulations........................................................................................... 62
    4.8.   Ownership of Borrower; Subsidiaries.......................................................................... 62
    4.9.   ERISA........................................................................................................ 63
    4.10.  Liens........................................................................................................ 64
    4.11.  No Burdensome Restrictions; No Defaults...................................................................... 65
    4.12.  No Other Ventures............................................................................................ 65
    4.13.  Investment Company Act....................................................................................... 65
    4.14.  Insurance.................................................................................................... 65
    4.15.  Labor Matters................................................................................................ 66
    4.16.  Force Majeure................................................................................................ 67
    4.17.  Use of Proceeds.............................................................................................. 67
    4.18.  Environmental Protection..................................................................................... 67
    4.19.  Intellectual Property........................................................................................ 68
    4.20.  Title........................................................................................................ 69
    4.21.  Certain Indebtedness......................................................................................... 71
    4.22.  Restricted Payments.......................................................................................... 71
    4.23.  Seniority.................................................................................................... 71
    4.24.  Bank Accounts................................................................................................ 71

Section                                                                                                                Page
- -------                                                                                                                ----

                                    ARTICLE V

                               FINANCIAL COVENANTS

    5.1.  Maintenance of Tangible Net Worth............................................................................. 71
    5.2.  Capital Expenditures.......................................................................................... 72
    5.3.  EBITDA to Cash Interest Expense Ratio......................................................................... 73

                                   ARTICLE VI

                        ADDITIONAL AFFIRMATIVE COVENANTS

    6.1.   Compliance with Laws, Etc.................................................................................... 74
    6.2.   Conduct of Business.......................................................................................... 74
    6.3.   Payment of Taxes, Etc........................................................................................ 75
    6.4.   Maintenance of Insurance..................................................................................... 75
    6.5.   Preservation of Corporate Existence, Etc..................................................................... 75
    6.6.   Access....................................................................................................... 75
    6.7.   Keeping of Books............................................................................................. 76
    6.8.   Maintenance of Properties, Etc............................................................................... 76
    6.9.   Performance and Compliance with Other Covenants.............................................................. 76
    6.10.  Application of Proceeds...................................................................................... 76
    6.11.  Financial Statements......................................................................................... 76
    6.12.  Reporting Requirements....................................................................................... 79
    6.13.  Broker's Fee................................................................................................. 84
    6.14.  Employee Plans............................................................................................... 84
    6.15.  Interest Rate Contracts...................................................................................... 84
    6.16.  Fiscal Year.................................................................................................. 85
    6.17.  Borrowing Base Determination................................................................................. 85
    6.18.  The Blocked Account.......................................................................................... 85
    6.19.  Environmental................................................................................................ 85
    6.20.  Utilization of Intellectual Property......................................................................... 86

                                   ARTICLE VII

                               NEGATIVE COVENANTS

    7.1.   Liens, Etc................................................................................................... 86
    7.2.   Indebtedness................................................................................................. 89
    7.3.   Lease Obligations............................................................................................ 91

Section                                                                                                                Page
- -------                                                                                                                ----

    7.4.   Restricted Payments.......................................................................................... 92
    7.5.   Mergers, Stock Issuances, Sale of Assets, Etc................................................................ 93
    7.6.   Investments in Other Persons................................................................................. 94
    7.7.   Maintenance of Ownership of Subsidiaries..................................................................... 96
    7.8.   Change in Nature of Business................................................................................. 96
    7.9.   Plans........................................................................................................ 96
    7.10.  Modification of Material Agreements.......................................................................... 96
    7.11.  Accounting and Tax Reporting Changes......................................................................... 97
    7.12.  Contingent Obligations....................................................................................... 97
    7.13.  Transactions with Affiliates................................................................................. 97
    7.14.  Adverse Transactions......................................................................................... 98
    7.15.  Cancellation of Indebtedness Owed to It...................................................................... 98
    7.16.  Subsidiaries................................................................................................. 98
    7.17.  Capital Structure............................................................................................ 99
    7.18.  No Speculative Transactions.................................................................................. 99
    7.19.  Margin Regulations...........................................................................................100
    7.20.  Environmental................................................................................................100
    7.21.  Management and Consulting Fees...............................................................................100
    7.22.  Bank Accounts................................................................................................100

                                  ARTICLE VIII

                                EVENTS OF DEFAULT

    8.1.  Events of Default.............................................................................................101
    8.2.  Remedies......................................................................................................103
    8.3.  Actions in Respect of Letters of Credit.......................................................................104

                                   ARTICLE IX

                                    THE AGENT

    9.1.  Authorization and Action......................................................................................106
    9.2.  Agent's Reliance, Etc.........................................................................................106
    9.3.  CUSA and Affiliates...........................................................................................107
    9.4.  Lender Credit Decision........................................................................................107
    9.5.  Indemnification...............................................................................................107
    9.6.  Successor Agent...............................................................................................108

Section                                                                                                                Page
- -------                                                                                                                ----

                                    ARTICLE X

                                  MISCELLANEOUS

    10.1.   Amendments, Etc.............................................................................................109
    10.2.   Notices, Etc................................................................................................110
    10.3.   No Waiver; Remedies.........................................................................................110
    10.4.   Costs; Expenses; Indemnities................................................................................110
    10.5.   Right of Set-off............................................................................................113
    10.6.   Binding Effect..............................................................................................113
    10.7.   Assignments and Participations..............................................................................114
    10.8.   Governing Law; Severability.................................................................................117
    10.9.   Submission to Jurisdiction..................................................................................118
    10.10.  Section Titles..............................................................................................118
    10.11.  Execution in Counterparts...................................................................................118
    10.12.  Entire Agreement, Etc.......................................................................................119
    10.13.  Confidentiality.............................................................................................119
    10.14.  Waiver of Jury Trial........................................................................................119
    10.15.  No Novation.................................................................................................119

                                    SCHEDULES


Schedule I                 - Advance Rates on Eligible Accounts and Inventory

Schedule II                - Certain Holders of Voting Stock

Schedule III               - Applicable Lending Offices and
                                     Addresses for Notices

Schedule IV                - Account Debtors

Schedule V                 - Responsible Officers

Schedule VI                - Revolving Credit Commitments

Schedule 4.3               - Taxes

Schedule 4.8               - Subsidiaries

Schedule 4.9               - ERISA

Schedule 4.20(a)           - Borrower's Owned Real Estate

Schedule 4.20(b)           - Borrower's Leased Real Estate

Schedule 4.21              - Certain Indebtedness

Schedule 4.24              - Bank Accounts

Schedule 7.1               - Liens

Schedule 7.3               - Leases

                                    EXHIBITS


Exhibit A           - Second Amended and Restated Cash Collateral Agreement

Exhibit B           - Second Amended and Restated Revolving Credit Note

Exhibit C           - Second Amended and Restated Security Agreement

Exhibit D           - Assignment and Acceptance

Exhibit E           - Second Amended and Restated Blocked Account Letter

Exhibit F           - Borrowing Base Certificate

Exhibit G           - Notice of Borrowing

Exhibit H           - Notice of Conversion/Continuation

Exhibit I           - Letter of Credit Request

Exhibit J           - Opinion of Counsel for the Borrower

Exhibit K           - Opinion of Special New York Counsel for the Borrower

Exhibit L           - Opinion of General Counsel to the Borrower

Exhibit M           - Letter from Borrower's Accountants

Exhibit N           - Guaranty Agreement